UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 9, 2018

TransDigm Group Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-32833	41-2101738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3000, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2960
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Agreement and Plan of Merger
On October 9, 2018, TransDigm Group Incorporated, a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (as amended, the “Merger Agreement”) with Esterline Technologies Corporation, a Delaware corporation (“Esterline”), and Thunderbird Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other things, Merger Sub will merge with and into Esterline, with Esterline surviving as a wholly owned subsidiary of the Company (the “Merger”). On October 10, 2018, the parties amended the Merger Agreement to correct an error in Section 5.05(c) regarding the Company’s obligations in connection with seeking antitrust approvals.
At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.20 per share, of Esterline (the “Esterline Common Stock”) issued and outstanding immediately prior to the Effective Time (other than (i) shares to be cancelled, (ii) Esterline equity awards as provided in the Merger Agreement and (iii) any shares of Esterline Common Stock held by any holder who has not voted in favor of the Merger and who is entitled to demand, and properly exercises and perfects, appraisal rights of such Esterline Common Stock under Delaware law) shall be converted into the right to receive $122.50 in cash, without any interest and subject to any withholding taxes (the “Merger Consideration”).
Consummation of the Merger is subject to certain customary conditions, including, without limitation: (i) the adoption of the Merger Agreement and approval of the Merger by the affirmative vote of the holders of at least a majority of the outstanding shares of Esterline Common Stock entitled to vote (the “Esterline Stockholder Approval”) at the Esterline stockholders meeting (the “Esterline Stockholders Meeting”); (ii) the expiration or termination of the applicable waiting period under the Hart‑Scott‑Rodino Antitrust Improvements Act of 1976, as amended; (iii) the receipt of other required regulatory or foreign investment approvals; and (iv) the absence of any judgement or law that has the effect of enjoining or otherwise prohibiting the consummation of the Merger and the other transactions contemplated by the Merger Agreement. Each party’s obligation to consummate the Merger is subject to certain other conditions, including (a) the accuracy of the other party’s representations and warranties and (b) the other party’s compliance with its covenants and agreements contained in the Merger Agreement (in each case, subject to certain qualifications).
The parties to the Merger Agreement have each made customary representations and warranties in the Merger Agreement. The Company and Merger Sub have agreed to not take any actions or omit to take any actions that would be reasonably likely prevent or delay the Company, Merger Sub or Esterline from consummating the Merger. The Company also agreed to take various actions as may be necessary to obtain antitrust and other governmental approvals, provided, however, that the Company will not be required to divest or dispose of, agree to limitations on, or otherwise take actions with respect to businesses or assets that generated aggregate EBITDA (as defined in the Merger Agreement) in excess of $90 million during the twelve months ended September 30, 2018.
Esterline has agreed to customary covenants, including with respect to, among other things, the operation of the business of Esterline and its subsidiaries in the ordinary course of business consistent with past practice in all material respects prior to the closing, convening and holding the Esterline Stockholders Meeting and, subject to certain customary exceptions, recommending that Esterline’s stockholders approve the adoption of the Merger Agreement and the Merger at the Esterline Stockholders Meeting. In addition, the Merger Agreement contains a provision prohibiting Esterline from soliciting alternative acquisition proposals and, subject to a customary “fiduciary out” exception, providing non-public information in connection with, and engaging in discussions or negotiations regarding, unsolicited alternative acquisition proposals.
The Merger Agreement contains certain customary termination rights for the Company and Esterline. Subject to certain limitations, the Merger Agreement may be terminated by either the Company or Esterline (i) if the Merger is not consummated at or before 5:00 p.m. Eastern time on the date that is one (1) year after the signing date (the “End Date”), which End Date shall be automatically extended for an additional three (3) months if all conditions are satisfied other than certain regulatory or foreign investment approvals, (ii) upon the issuance or entrance of a judgement or law that has the effect of enjoining or otherwise prohibiting the consummation of the Merger and the other transactions contemplated by the Merger Agreement which is final and nonappealable and (iii) if the Esterline Stockholder Approval is not obtained upon a vote taken thereon at the Esterline Stockholders Meeting or at any adjournment or postponement thereof.
In addition, (a) the Company may terminate the Merger Agreement prior to the Esterline Stockholders Meeting in the event that Esterline’s board of directors fails to make, withdraws, changes, qualifies, withholds or modifies its recommendation that its stockholders approve the adoption of the Merger Agreement and the Merger (an “Esterline Adverse Recommendation Change”) or Esterline is in material breach of the non-solicitation provision and (b) Esterline may terminate the Merger Agreement prior to the Esterline Stockholders Meeting, subject to certain rights of the Company, in order to effect an Esterline Adverse Recommendation Change and substantially concurrently enter into a definitive, written agreement providing for a Superior Company Proposal (as defined in the Merger Agreement).
Upon termination of the Merger Agreement under specified circumstances, including with respect to the foregoing, Esterline will be required to pay the Company a termination fee of $128,855,000. Further, if the Merger Agreement is terminated after an alternative acquisition proposal is made by a third party to Esterline or publicly announced, (i) by the Company because Esterline materially breaches any of its covenants, agreements, representations or warranties, (ii) by either the Company or Esterline because the Merger is not consummated by the End Date or (iii) by either the Company or Esterline because the Esterline Stockholder Approval has not been obtained and, within twelve (12) months after the date of such termination, Esterline either (a) enters into an agreement to consummate certain alternative acquisition proposals, (b) recommends to its stockholders certain alternative acquisition proposals or (c) consummates certain alternative acquisition proposals, then Esterline will be required to pay the Company a termination fee of $128,855,000.
The Company has secured committed debt financing from two banks of international reputation providing the Company with sufficient cash, together with other sources of funds immediately available to the Company, to consummate the Merger, pay all related fees and expenses with respect to the Merger, and repay Esterline’s indebtedness required to be repaid at closing. The Company has agreed to use reasonable best efforts to obtain the financing; however, consummation of the Merger is not conditioned on the Company or Merger Sub obtaining any financing. On or prior to the consummation of the Merger and at the written request of the Company, Esterline will send a notice of redemption in compliance with the Indenture governing the Notes (each term as defined in the Merger Agreement) and take other actions to redeem the Notes, so long as such redemption is conditioned on the consummation of the Merger and the Company has deposited the funds required to redeem the Notes.
The representations, warranties, covenants and agreements of Esterline contained in the Merger Agreement have been made solely for the benefit of the Company and Merger Sub. In addition, such representations, warranties and covenants: (i) have been made only for purposes of the Merger Agreement; (ii) have been qualified by (a) certain matters set forth in Esterline’s filings with the Securities and Exchange Commission at least one (1) business day prior to the date of the Merger Agreement and (b) confidential disclosures made to the Company and Merger Sub in the disclosure letter delivered in connection with the Merger Agreement; (iii) are subject to certain materiality qualifications contained in the Merger Agreement, which may differ from what may be viewed as material by investors; and (iv) were made only as of the date of the Merger Agreement and, in the event that the closing occurs, as of the date of the closing, or such other date as is specified in the Merger Agreement. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding Esterline, its subsidiaries or their respective businesses. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Esterline’s public disclosures.
The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, as amended, which is filed as Exhibits 2.1 and 2.2 and incorporated by reference.
Important Additional Information and Where to Find It
Esterline intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement in connection with the contemplated transactions. The definitive proxy statement will be sent or given to Esterline stockholders and will contain important information about the contemplated transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE. Investors and security holders may obtain a free copy of the proxy statement (when it is available) and other documents filed with the SEC at the SEC’s website at www.sec.gov.
Participants in the Merger Solicitation
The Company and Esterline and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Esterline investors and security holders in connection with the contemplated transactions. Information about the Company’s directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. Information about Esterline’s directors and executive officers is set forth in its proxy statement for its 2018 Annual Meeting of Stockholders and its most recent annual report on Form 10-K. These documents may be obtained for free at the SEC’s website at www.sec.gov. Additional information regarding the interests of participants in the solicitation of proxies in connection with the contemplated transactions will be included in the proxy statement that Esterline intends to file with the SEC.
Cautionary Statement Regarding Forward-Looking Statements

Statements in this report which are not historic facts are forward-looking statements under the provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to expectations of Esterline’s future performance, profitability, growth and earnings; expectations of TransDigm’s earnings per share and the financial impact of the proposed transaction; the financing of the proposed transaction; and the timing of the proposed transaction. All statements other than statements of historical fact that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements, including, in particular, statements about our plans, objectives, strategies and prospects regarding, among other things, the acquired business. We have identified some of these forward-looking statements with words like “believe,” “may,” “will,” “should,” “expect,” “intend,” “plan,” “predict,” “anticipate,” “estimate” or “continue” and other words and terms of similar meaning. All forward-looking statements involve risks and uncertainties which could affect TransDigm’s actual results and could cause its actual results or the benefits of the proposed transaction to differ materially from those expressed in any forward-looking statements made by, or on behalf of TransDigm. These risks and uncertainties include, but are not limited to, closing conditions to the proposed transaction may not be achieved, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, the effect of the announcement or pendency of the proposed transaction on the TransDigm’s and Esterline’s business relationships, operating results and business generally, risks related to diverting management’s attention from ongoing business operations, the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction, unexpected costs, charges or expenses resulting from the proposed transaction, Esterline’s actual financial results for the year ended September 28, 2018 may differ from expected results, TransDigm may have difficulty obtaining required approvals, TransDigm may have difficulty implementing its strategic value drivers, and TransDigm may be impacted by the effects of general economic and industry conditions. Except as required by law, TransDigm undertakes no obligation to revise or update the forward-looking information contained in this report.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being filed with this Current Report on Form 8-K:

2.1*	Agreement and Plan of Merger, dated as of October 9, 2018, by and among Esterline Technologies Corporation, TransDigm Group Incorporated and Thunderbird Merger Sub Inc.
2.2	First Amendment to Agreement and Plan of Merger, dated October 10, 2018

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM GROUP INCORPORATED

By:	/s/ Halle Fine Terrion
Halle Fine Terrion
General Counsel, Chief Compliance Officer and Secretary

Date: October 11, 2018

Exhibit Index

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of October 9, 2018, by and among Esterline Technologies Corporation, TransDigm Group Incorporated and Thunderbird Merger Sub Inc.
2.2	First Amendment to Agreement and Plan of Merger, dated October 10, 2018

* Pursuant to Item 601(b)(2) of Regulation S-K, the schedules to the Merger Agreement (identified therein) have been omitted from this Report and will be furnished supplementally to the Securities and Exchange Commission upon request by the Commission.